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                                                                   EXHIBIT 10.7

                                RECOURSE GUARANTY

May 13, 2002

     WHEREAS NUSSBAUM CENTENNIAL PARTNERS, L.P., a Texas limited partnership and ASHWOOD AMERICAN PARTNERS MC DALLAS, L.P., a Texas limited partnership (collectively, "Mezzanine Borrower"), have applied to MACK-CALI PROPERTY TRUST, a Maryland business trust ("Mezzanine Lender"), for a Mezzanine Loan in the principal amount of $5,000,000 (the "Mezzanine Loan"), which Mezzanine Loan will be advanced pursuant to the terms of the Mezzanine Loan Agreement, of even date herewith, between Mezzanine Lender and Mezzanine Borrower ("Mezzanine Loan Agreement"), evidenced by the Note and secured in part by the Equity Pledge (as such terms are defined in the Mezzanine Loan Agreement); and

     WHEREAS Mezzanine Lender is willing to make the Mezzanine Loan to Mezzanine Borrower only if the undersigned executes and delivers this Guaranty to Mezzanine Lender;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce Mezzanine Lender to make the Mezzanine Loan to Mezzanine Borrower, the undersigned, intending to be legally bound, hereby covenants and agrees with Mezzanine Lender as follows:

     1. All capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Mezzanine Loan Agreement.

     2. (a) The undersigned hereby absolutely and unconditionally guarantee to Mezzanine Lender that Mezzanine Borrower shall fully pay the Recourse Obligations. The undersigned shall be liable for the payment in full of the Recourse Obligations in accordance with the provisions of this Guaranty, and Mezzanine Lender shall have the absolute and unconditional right to make an immediate demand on the undersigned for payment in full of the Recourse Obligations pursuant to this Guaranty, and to commence any action or proceeding which Mezzanine Lender in its sole and absolute discretion deems to be necessary to enforce the obligations of the undersigned under this Guaranty. The obligations and liabilities of the undersigned under this paragraph shall survive and continue in full force and effect and shall not be terminated, discharged or released, in whole or in part, irrespective of any foreclosure under the Equity Pledge or any other Mezzanine Loan Document or Mezzanine Lender commencing actions to appropriate or realize the sale of all or any portion of the Collateral pursuant to the provisions of the Equity Pledge or any other Mezzanine Loan Document or the acceptance by Mezzanine

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Lender, its nominee or wholly owned subsidiary, of a deed or assignment in lieu of foreclosure or sale and irrespective of any other fact or circumstance whatsoever.

          (b) The undersigned absolutely and unconditionally guarantees to Mezzanine Lender the payment of any and all claims, demands, penalties, causes of action, fines, liabilities, settlements, damages, costs or expenses of whatever kind or nature, known or unknown, foreseen or unforeseen, contingent or otherwise (including counsel fees and expenses, court costs and litigation expenses) arising out of, or in any way related to any failure by Mezzanine Borrower to fully perform, observe and comply with any of the Recourse Obligations. If Mezzanine Borrower does not fully perform, observe and comply with any of the Recourse Obligations, the undersigned shall reimburse Mezzanine Lender upon demand for all such claims, demands, penalties, causes of action, fines, liabilities, settlements, damages, costs or expenses incurred by Mezzanine Lender to the extent not otherwise reimbursed to Mezzanine Lender by Mezzanine Borrower in connection with Mezzanine Lender performing Mezzanine Borrower's obligations in respect of any such Recourse Obligations which Mezzanine Borrower failed to fully perform, observe and comply with, together with interest thereon at the Default Rate.

     3. The undersigned agrees that, with or without notice or demand, the undersigned will reimburse Mezzanine Lender, to the extent that such reimbursement is not made by Mezzanine Borrower, for all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and costs) incurred by Mezzanine Lender in connection with the collection of the Recourse Obligations or any portion thereof or in any action, case or proceeding brought by Mezzanine Lender to enforce the obligations of the undersigned under this Guaranty.

     4.   The undersigned hereby represents and warrants as follows:

          (a) This Guaranty constitutes the valid and binding obligation and agreement of the undersigned, enforceable in accordance with its terms.

          (b) The undersigned is not in default beyond any applicable notice and grace period under any agreement or instrument to which it is a party or by which it or its assets may be bound or affected, which default would have a materially adverse effect on its ability to perform its obligations under this Guaranty, and the undersigned is not in default under any order, judgment, award or decree of any court, arbitrator or other governmental authority binding upon or affecting it or by which any of its assets may be bound or affected, which default would have a materially adverse effect on its business, assets, properties or financial or other condition.

          (c) Neither the execution and delivery of this Guaranty nor the compliance by the undersigned with the terms and provisions hereof are events which of themselves, or with the giving of notice or the passage of time, or both, would constitute,

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on the part of the undersigned, a violation of or conflict with, or result in any breach of, or default under, the terms, conditions or provisions of, or require any consent, permit, approval, authorization, declaration or filing which has not been made or obtained under or pursuant to, any statute, law, judgment, decree, order, rule or regulation applicable to the undersigned, or any other agreement or instrument to which the undersigned is a party or by which the undersigned, or its assets, are bound or affected, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever on any of the assets of the undersigned, and no such condition or event of itself, or with the giving of notice or the passage of time, or both, will result in the acceleration of the due date of any obligation of the undersigned or by which any of its assets are bound.

          (d) None of the Equity Interests of the undersigned in the Mezzanine Borrower or in their respective general partners is subject to any pledge, security interest, encumbrance, hypothecation or other right or interest, direct or indirect, legal or beneficial, to or of any Person other than Mezzanine Lender.

     5. All moneys available to Mezzanine Lender for application in payment or reduction of the Indebtedness may be applied by Mezzanine Lender in such manner and in such amounts and at such time or times and in such order, priority and proportions as Mezzanine Lender may see fit to the payment or reduction of such portion of the Indebtedness as Mezzanine Lender may elect.

     6. The undersigned hereby consents that from time to time, before or after any Event of Default by Mezzanine Borrower, with or without further notice to or assent from the undersigned, any security at any time held by or available to Mezzanine Lender for any obligation of Mezzanine Borrower, or any security at any time held by or available to Mezzanine Lender for any obligation of any other Person secondarily or otherwise liable for all or any portion of the Indebtedness, may be exchanged, surrendered or released and any obligation of Mezzanine Borrower, or of any such other Person, may be changed, altered, renewed, extended, continued, surrendered, compromised, waived or released in whole or in part, or any Default or Event of Default with respect thereto waived, and Mezzanine Lender may fail to set off and may release, in whole or in part, any balance of any deposit account or credit on its books in favor of Mezzanine Borrower, or of any such other Person, and may extend further credit in any manner whatsoever to Mezzanine Borrower, and generally deal with Mezzanine Borrower or any such security or other Person as Mezzanine Lender may see fit; and the undersigned shall remain bound under this Guaranty notwithstanding any such exchange, surrender, release, change, alteration, renewal, extension, continuance, compromise, waiver, inaction, extension of further credit or other dealing.

     7. The undersigned hereby waives (a) notice of acceptance of this Guaranty and of the making of the Mezzanine Loan or any advance thereof by Mezzanine Lender to Mezzanine Borrower, (b) presentment and demand for payment of the Indebtedness or any portion thereof, (c) protest and notice of dishonor or default to the undersigned or to

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any other Person with respect to the Indebtedness or any portion thereof, (d)
all other notices to which the undersigned might otherwise be entitled with respect to this Guaranty except as otherwise expressly provided herein, or required by law, and (e) any demand for payment under this Guaranty. Nothing in this paragraph shall be deemed a waiver of the obligations, if any, of Mezzanine Lender to provide notice to Mezzanine Borrower (or any other Person) prior to acceleration of the maturity of the Indebtedness except to the extent such notice is specifically required by the express provisions of the Mezzanine Loan Agreement or the other Mezzanine Loan Documents.

     8. This Guaranty is a guaranty of payment and not of collection and the undersigned further waives any right to require that any action, case or proceeding be brought against Mezzanine Borrower or any other Person or to require that resort be had to any Collateral or other security for the Mezzanine Loan or to any balance of any account or credit on the books of Mezzanine Lender in favor of Mezzanine Borrower or any other Person.

     9. Each reference herein to Mezzanine Lender shall be deemed to include its successors and assigns, in whose favor the provisions of this Guaranty shall also inure. Each reference herein to the undersigned shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned, all of whom shall be bound by the provisions of this Guaranty, provided, however, that the undersigned shall in no event or under any circumstance have the right without obtaining the prior written consent of Mezzanine Lender to Transfer the undersigned's obligations and liabilities under this Guaranty, in whole or in part, to any other Person and no such Transfer shall serve to release the obligations of the undersigned without an express written release thereof by Mezzanine Lender.

     10. The term "undersigned" as used herein shall, if this Guaranty is signed by more than one Person, mean the "undersigned and each of them" and each undertaking herein contained shall be their joint and several undertaking, provided, however, that where applicable (as ascertained from the plain intent of the context) the term "undersigned" shall mean the "undersigned or any of them". If any party hereto shall be a partnership, the agreements and obligations on the part of the undersigned herein contained shall remain in force and application notwithstanding any changes in the individuals composing the partnership and the term "undersigned" shall include any altered or successive partnerships but the predecessor partnerships shall not thereby be released from any obligations or liability hereunder.

     11. No delay on the part of Mezzanine Lender in exercising any right or remedy under this Guaranty or failure to exercise the same shall operate as a waiver in whole or in part of any such right or remedy. No notice to or demand on the undersigned shall be deemed to be a waiver of the obligation of the undersigned or of the right of Mezzanine Lender to take further action without notice or demand as provided in this Guaranty.

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     12.  This Guaranty may only be modified, amended, changed or terminated by an agreement in writing signed by Mezzanine Lender and the undersigned. No waiver of any term, covenant or provision of this Guaranty shall be effective unless given in writing by Mezzanine Lender and if so given by Mezzanine Lender shall only be effective in the specific instance in which given.

     13. The undersigned acknowledges that (a) this Guaranty and the undersigned's obligations under this Guaranty are and shall at all times continue to be absolute and unconditional in all respects, and (b) the undersigned's obligations under this Guaranty are and shall at all times be valid and enforceable irrespective of (i) any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Guaranty and the obligations of the undersigned under this Guaranty or the obligations of Mezzanine Borrower or any other Person relating to this Guaranty or the obligations of the undersigned hereunder or otherwise with respect to the Mezzanine Loan, including, but not limited to, the realization by Mezzanine Lender upon any collateral given, pledged or assigned as security for all or any portion of the Indebtedness or for the payment and performance of the Indebtedness, or the filing of a petition or the commencement of a case with respect to Mezzanine Borrower or the undersigned under Title 11 of the United States Code, as now constituted or hereafter amended (the "Bankruptcy Code"), or under any other applicable Federal or state bankruptcy, insolvency or similar law, or the obtaining by Mezzanine Lender of title to any collateral given, pledged or assigned as security for the Indebtedness or for the payment and performance of the Indebtedness, by foreclosure or exercise of power of sale or enforcement of Mezzanine Lender's lien thereon, acceptance of an assignment or a deed in lieu of foreclosure or sale, or otherwise, or (ii) any modification, impairment, abatement, reduction, release, limitation, restructure, reinstatement or cure, in whole or part, of interest, principal or other sum (including, without limitation, the Indebtedness) payable by Mezzanine Borrower under the Note, the Mezzanine Loan Agreement or the other Mezzanine Loan Document or of any other obligation of Mezzanine Borrower under the Mezzanine Loan Document pursuant to an order by a bankruptcy court or other court of competent jurisdiction in any action, case or proceeding brought under the Bankruptcy Code or under any other applicable Federal or state bankruptcy, insolvency or similar law, it being expressly acknowledged and agreed by the undersigned that if any such modification, impairment, abatement, reduction, release, limitation, restructure, reinstatement or cure, in whole or part, is so ordered in any such action, case or proceeding, the undersigned's obligations under this Guaranty will nevertheless continue to be determined as if such order had not been issued (i.e., as if Mezzanine Borrower remained obligated to pay interest, principal and other sums and to otherwise perform and observe its other obligations strictly in accordance with the terms, covenants and provisions of the Note, the Mezzanine Loan Agreement and the other Mezzanine Loan Document as in existence prior to the issuance of any such order). The undersigned absolutely, unconditionally and irrevocably waives any and all right to assert any defense, setoff, counterclaim or crossclaim of any nature whatsoever with respect to this Guaranty

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or the obligations of the undersigned under this Guaranty or the obligations of
Mezzanine Borrower or any other Person relating to this Guaranty or the obligations of the undersigned hereunder or otherwise with respect to the Mezzanine Loan in any action, case or proceeding brought by Mezzanine Lender to collect the Indebtedness, or any portion thereof, or to enforce the obligations of the undersigned under this Guaranty (provided, however, that the foregoing provisions of this sentence shall not be deemed a waiver of the right of the undersigned to assert any compulsory counterclaim in any such action, case or proceeding brought by Mezzanine Lender in any state court if such counterclaim is compelled under local law or rule of procedure, or in any such action, case or proceeding brought by Mezzanine Lender in a court of the United States, nor shall the foregoing provisions of this sentence be deemed a waiver of the right of the undersigned to assert any claim which would otherwise constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Mezzanine Lender in any separate action, case or proceeding brought by the undersigned against Mezzanine Lender). The undersigned acknowledges that no oral or other agreements, understandings, representations or warranties exist with respect to this Guaranty or with respect to the obligations of the undersigned under this Guaranty, except those specifically set forth in this Guaranty, and that this Guaranty sets forth the entire agreement and understanding of Mezzanine Lender and the undersigned.

     14. EACH OF THE UNDERSIGNED HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND MEZZANINE LENDER BY ITS ACCEPTANCE OF THIS GUARANTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, CASE, PROCEEDING, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THIS GUARANTY.

     15. Notwithstanding any payments made by the undersigned pursuant to the provisions of this Guaranty, until the Indebtedness has been irrevocably paid in full, the undersigned shall not seek to enforce or collect upon any rights which the undersigned now has or may acquire against Mezzanine Borrower either by way of subrogation, indemnity, reimbursement or contribution for any amount paid under this Guaranty, nor shall the undersigned file, assert or receive payment on any claim, whether now existing or hereafter arising, against Mezzanine Borrower subsequent to the commencement of a case by or against Mezzanine Borrower under the Bankruptcy Code or under any other applicable Federal or state bankruptcy, insolvency or similar law. The undersigned further agrees that, to the extent the waiver of its rights of subrogation as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation the undersigned may have against Mezzanine Borrower or against any collateral or security shall be junior and subordinate to any right Mezzanine Lender may have against Mezzanine Borrower and to all right, title and interest Mezzanine Lender may have in any collateral or security.

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     16.  In the event an action, case or proceeding is filed or commenced under the Bankruptcy Code or under any other applicable Federal or state bankruptcy, insolvency or similar law in regard to Mezzanine Borrower or an action, case or proceeding is otherwise commenced for the benefit of the creditors of Mezzanine Borrower, this Guaranty shall at all times thereafter remain effective in regard to any payments or other Transfers of assets to Mezzanine Lender received from or on behalf of Mezzanine Borrower which are held voidable on the grounds of preference, fraudulent conveyance or otherwise, whether or not the Indebtedness has been paid in full.

     17. If at any time any payment, or portion thereof, made by, or for the account of, the undersigned on account of the obligations under this Guaranty, is set aside by any court or trustee having jurisdiction as a voidable preference, fraudulent conveyance or otherwise as being subject to avoidance or recovery under the provisions of the Bankruptcy Code or under any other applicable Federal or state bankruptcy, insolvency or similar law, the undersigned hereby agrees that this Guaranty (a) shall continue and remain in full force and effect, or (b) if previously terminated as a result of the undersigned having fulfilled the undersigned's obligations hereunder in full or as a result of Mezzanine Lender having released the undersigned from the undersigned's obligations and liabilities hereunder, shall without further act or instrument be reinstated and shall thereafter remain in full force and effect, in either case with the same force and effect as though such payment or portion thereof had not been made, and if applicable, as if such previous termination had not occurred.

     18. Any notice, request, demand, statement, authorization, approval or consent given or made hereunder shall only be effective if in writing and sent by (a) hand delivery, with proof of attempted delivery, (b) certified or registered United States mail, postage prepaid, (c) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (d) by telecopier (with answer back acknowledged) provided that such telecopied notice must also be delivered by one of the means set forth in (a), (b) or (c) above, addressed to:

     If to the undersigned:

          David S. Gruber
          4225 Arcady Avenue
          Dallas, Texas 75205

          Paul Nussbaum
          5226 Brookview
          Dallas, Texas 75220

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          Grady Jordan, Jr.
          4230 Valley Ridge Road
          Dallas, Texas 75220

          Allan J. Hirschfield
          3763 Sweetwater Canyon Drive
          Box 580
          Wilson, Wyoming 83014

          Harold W. Bird, II
          3109 Twinfalls Drive
          Plano, Texas 75093

          Steven H. Levin
          5312 Channelbrook Court
          Dallas, Texas 75287

With a copy to:

          Akin, Gump, Strauss, Hauer & Feld, L.L.P.
          1700 Pacific Avenue, Suite 4100
          Dallas, Texas 75201-4675
          Attn: Cynthia B. Nelson, Esq.

If to Lender:

          Mack-Cali Property Trust
          c/o Mack-Cali Realty Corporation
          11 Commerce Drive
          Cranford, New Jersey 07016
          Attention: General Counsel

With a copy to:

          Paul, Hastings, Janofsky & Walker, LLP
          75 East 55th Street
          New York, New York 10022
          Attention: Steven  Koch, Esq.

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Each party to this Guaranty may designate a change of address by notice given to the other party fifteen (15) days prior to the date such change of address is to become effective.

     19. This Guaranty is, and shall be deemed to be, a contract entered into under and pursuant to the laws of the State of New Jersey and shall be in all respects governed, construed, applied and enforced in accordance with the laws of the State of New Jersey without giving effect to principles of conflicts of laws. No defense given or allowed by the laws of any other state or country shall be interposed in any action, case or proceeding hereon unless such defense is also given or allowed by the laws of the State of New Jersey.

     20. The undersigned agrees to submit to non-exclusive personal jurisdiction in the State of New Jersey in any action, case or proceeding arising out of this Guaranty and, in furtherance of such agreement, the undersigned hereby agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over the undersigned in any such action, case or proceeding may be obtained within or without the jurisdiction of any court located in New Jersey and that any process or notice of motion or other application to any such court in connection with any such action, case or proceeding may be served upon the undersigned by registered or certified mail to or by personal service at the last known address of the undersigned, whether such address be within or without the jurisdiction of any such court. The undersigned also agrees that the venue of any litigation arising in connection with the Indebtedness or in respect of any of the obligations of the undersigned under this Guaranty shall, to the extent permitted by law, be in Essex County in the State of New Jersey.

     21. No exculpatory provisions contained in the Mezzanine Loan Agreement, the Note or any of the other Mezzanine Loan Documents shall in any event or under any circumstance be deemed or construed to modify, qualify, or affect in any manner whatsoever the personal recourse obligations and liabilities of the undersigned under this Guaranty.

     22. The obligations and liabilities of the undersigned under this Guaranty are in addition to the obligations and liabilities of the undersigned under any Other Guaranties (as hereinafter defined). The discharge of the undersigned's obligations and liabilities under any one or more of the Other Guaranties by the undersigned or by reason of operation of law or otherwise shall in no event or under any circumstance constitute or be deemed to constitute a discharge, in whole or in part, of the undersigned's obligations and liabilities under this Guaranty. Conversely, the discharge of the undersigned's obligations and liabilities under this Guaranty by the undersigned or by reason of operation of law or otherwise shall in no event or under any circumstance constitute or be deemed to constitute a discharge, in whole or in part, of the undersigned's obligations and liabilities under any of the Other Guaranties. The term "Other Guaranties" as used herein shall mean any other guaranty of payment, guaranty of performance, completion

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guaranty, indemnification agreement or other guaranty or instrument of personal recourse obligation or undertaking of any nature whatsoever (other than this Guaranty) now or hereafter executed and delivered by the undersigned to Mezzanine Lender in connection with the Mezzanine Loan.

     23. This Guaranty may be executed in one or more counterparts by some or all of the parties hereto, each of which counterparts shall be an original and all of which together shall constitute a single agreement of guaranty. The failure of any party listed below to execute this Guaranty, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

                                       (Signatures on Next Page)

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     IN WITNESS WHEREOF, the undersigned have duly executed this Guaranty as a sealed instrument the day and year first above set forth.

                                               /s/ David S. Gruber
                                       -----------------------------------
                                                 David S. Gruber

                                                /s/ Paul Nussbaum
                                       -----------------------------------
                                                  Paul Nussbaum

                                               /s/ Grady Jordan, Jr.
                                       -----------------------------------
                                                 Grady Jordan, Jr.

                                              /s/ Alan J. Hirschfield
                                       -----------------------------------
                                                Alan J. Hirschfield

                                              /s/ Harold W. Bird, II
                                       -----------------------------------
                                                Harold W. Bird, II

                                                /s/ Steven H. Levin
                                       -----------------------------------
                                                  Steven H. Levin

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